                                                                   Exhibit 10.18

                                 AMENDMENT NO. 1
                                       TO
                      AMENDED AND RESTATED CREDIT AGREEMENT

          This AMENDMENT NO. 1, dated as of December 11, 2005 (this "Amendment"), amends the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 20, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SPIRIT AEROSYSTEMS, INC.(f/k/a MID-WESTERN AIRCRAFT SYSTEMS, INC.), a Delaware corporation (the "U.S. Borrower"); SPIRIT AEROSYSTEMS HOLDINGS, INC. (f/k/a MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC.), a Delaware corporation (the "Parent Guarantor"); ONEX WIND FINANCE LP, a Delaware limited partnership (the "Additional Borrower"); the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the "Lenders"); CITICORP NORTH AMERICA, INC. ("CNAI"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and as collateral agent (in such capacity, the "Collateral Agent"); CITIGROUP GLOBAL MARKETS INC. ("CGMI"), as sole lead arranger and bookrunner (in such capacity, the "Lead Arranger"); THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as co-arrangers (the "Co-Arrangers") and as co-syndication agents (the "Co-Syndication Agents"); THE BANK OF NOVA SCOTIA, as Issuing Bank; and EXPORT DEVELOPMENT CANADA and CAISSE DE DEPOT ET PLACEMENT DU QUEBEC, as co-documentation agents (the "Co-Documentation Agents"). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement. Capitalized terms defined herein shall be deemed to be defined in the Credit Agreement for all purposes.

                                   WITNESSETH:

          WHEREAS, Borrowers have requested that the Lenders amend the Credit Agreement to effect the changes described below;

          WHEREAS, Section 10.08 of the Credit Agreement permits the Credit Agreement to be amended from time to time;

          WHEREAS, Borrowers have requested that the Lenders consent to this Amendment for the purpose of (i) permitting certain Liens on property to secure Permitted IRB Lease Obligations and (ii) permitting certain transfers of property in connection with the incurrence of Permitted IRB Lease Obligations.

          NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration (the receipt and sufficiency of which hereby acknowledged), the parties hereto hereby agree as follows:

          SECTION ONE Amendments. The Credit Agreement is, effective as of the Amendment Effective Date (as defined below), hereby amended as follows:

          (a) Section 6.02 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (xxii) thereof, inserting the word "and" at the end of clause (xxiii) thereof, and inserting the following provision immediately after such clause (xxiii):

               "(xxiv) Liens to secure Permitted IRB Lease Obligations covering only the property leased from a City in connection with such Permitted IRB Lease Obligations;"

          (b) Section 6.05 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (xiii) thereof, inserting the word "and" at the end of clause (xiv) thereof, and inserting the following provision immediately after such clause (xiv):

               "(xv) sales, transfers and/or other dispositions of property by one or more Loan Parties to a City (as described in the definition of Permitted IRB Lease Obligations) in connection with the incurrence of Permitted IRB Lease Obligations;"

          SECTION TWO Conditions to Effectiveness. This Amendment shall become effective on and as of the first date (the "Amendment Effective Date") on which all of the following conditions precedent shall have been satisfied in full:

          (a) The Administrative Agent shall have received (i) counterparts of this Amendment executed by each of the Borrowers and the Parent Guarantor and (ii) executed Amendment Addenda (in the form attached hereto as Exhibit
     A) from a number of Lenders sufficient to constitute the Requisite Lenders.

          (b) The representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents shall be on and as of the Amendment Effective Date true and correct in all material respects (except that any representation or warranty that is qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects) with the same effect as if then made (unless expressly stated to relate to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that any representation or warranty that is qualified as to "materiality" or "Material Adverse Effect" shall be true and correct in all respects) as of such earlier date).

          (c) As of the Amendment Effective Date, no Default or Event of Default shall have occurred and be continuing.

          (d) All reasonable out-of-pocket expenses to the extent invoiced prior to the Amendment Effective Date (including reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) of the Agents in connection with this Amendment shall have been reimbursed or paid by the Borrowers.

          SECTION THREE Representations and Warranties; Covenants. In order to induce the Requisite Lenders to enter into this Amendment, the Borrowers and the Parent

Guarantor jointly and severally represent and warrant to each of the Lenders that both before and after giving effect to this Amendment: (a) no Default or Event of Default has occurred and is continuing and (b) all of the representations and warranties set forth in Article III of the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except that any representation and warranty that is qualified as to "materiality" or "Material Adverse Effect" is true and correct in all respects) on and as of the date hereof as if made on the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

          SECTION FOUR Reference to and Effect on the Credit Agreement. Other than as specifically provided in this Amendment, this Amendment shall not operate as a waiver or amendment of any right, power or privilege of the Lenders or the Secured Parties under the Credit Agreement or any other Loan Document or of any other term or condition of the Credit Agreement or any other Loan Document, nor shall the entering into of this Amendment preclude the Lenders from refusing to enter into any further waivers or amendments with respect to the Credit Agreement or any other Loan Document. All references to the Credit Agreement in any document, instrument, agreement, or writing shall from and after the Amendment Effective Date be deemed to refer to the Credit Agreement as amended by this Amendment and references in the Credit Agreement to "this Agreement," "hereunder," "herein," or words of like import shall mean and be a reference to the Credit Agreement, as affected and amended hereby.

          SECTION FIVE Acknowledgements. Each of the Loan Parties hereby (i) expressly acknowledges the terms of this Amendment, (ii) ratifies and affirms its obligations under the Loan Documents to which it is a party (including without limitation the Guarantee Agreement and Security Documents and Liens and security interests granted thereunder) and (iii) acknowledges its continued liability under each Loan Document to which it is a party and agrees that such Loan Documents remain in full force and effect, including with respect to the Obligations.

          SECTION SIX Amendment Addenda; Execution in Counterparts. Each Lender to become a party to this Amendment shall do so by delivering to the Administrative Agent an Amendment Addendum in the form attached hereto as Exhibit A (each, an "Amendment Addendum") duly executed by such Lender and the Administrative Agent. References in this Amendment to "this Amendment," "hereunder," "herein," or words of like import shall mean and be a reference to this Amendment and each such executed Lender Addendum.

          This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.

          SECTION SEVEN Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          SECTION EIGHT Headings. The various headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.

                            [Signature Pages Follow]

          IN WITNESS THEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers as of the day and year first above written.

                                        SPIRIT AEROSYSTEMS, INC. (f/k/a
                                        MID-WESTERN AIRCRAFT SYSTEMS, INC.),
                                        as U.S. Borrower


                                        By: /s/ Mike L. Williams
                                            ------------------------------------
                                        Name: Mike L. Williams
                                        Title: Sr. Vice President - Finance


                                        SPIRIT AEROSYSTEMS HOLDINGS, INC. (f/k/a
                                        MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS,
                                        INC.),
                                        as Parent Guarantor


                                        By: /s/ Seth Mersky
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        ONEX WIND FINANCE LP,
                                        as Additional Borrower

                                        By: 1648701 Ontario Inc., its General
                                            Partner

                                        By: /s/ Donald F. West
                                            ------------------------------------
                                        Name: Donald F. West
                                        Title: Representative


                                        CITICORP NORTH AMERICA, INC.,
                                        as Administrative Agent


                                        By: /s/ Hector Guenther
                                            ------------------------------------
                                        Name: Hector Guenther
                                        Title: Vice president

                                                                       EXHIBIT A

                                    [Form of]
                               AMENDMENT ADDENDUM

          Reference is made to AMENDMENT NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT dated as of December [___], 2005 (the "Amendment"), amending the AMENDED AND RESTATED CREDIT AGREEMENT, dated as of July 20, 2005 (as amended, amended and restated, supplemented or otherwise modified from time to time, the "Credit Agreement"), among SPIRIT AEROSYSTEMS, INC. (f/k/a MID-WESTERN AIRCRAFT SYSTEMS, INC.), a Delaware corporation (the "U.S. Borrower"); SPIRIT AEROSYSTEMS HOLDINGS, INC. (f/k/a MID-WESTERN AIRCRAFT SYSTEMS HOLDINGS, INC.), a Delaware corporation (the "Parent Guarantor"); ONEX WIND FINANCE LP, a Delaware limited partnership (the "Additional Borrower"); the financial institutions listed on Schedule 2.01 thereto, as such Schedule may from time to time be supplemented and amended (the "Lenders"); CITICORP NORTH AMERICA, INC. ("CNAI"), as administrative agent (in such capacity, the "Administrative Agent") for the Lenders, and as collateral agent (in such capacity, the "Collateral Agent"); CITIGROUP GLOBAL MARKETS INC. ("CGMI"), as sole lead arranger and bookrunner (in such capacity, the "Lead Arranger"); THE BANK OF NOVA SCOTIA and ROYAL BANK OF CANADA, as co-arrangers (the "Co-Arrangers") and as co-syndication agents (the "Co-Syndication Agents"); THE BANK OF NOVA SCOTIA, as Issuing Bank; and EXPORT DEVELOPMENT CANADA and CAISSE DE DEPOT ET PLACEMENT DU QUEBEC, as co-documentation agents (the "Co-Documentation Agents").

          Upon execution and delivery of this Amendment Addendum by the parties hereto and upon receipt of executed Amendment Addenda from the Requisite Lenders as provided in Section 10.08 of the Credit Agreement, the undersigned hereby becomes a party to the Amendment, effective as of the date hereof.

          THIS AMENDMENT ADDENDUM SHALL BE CONSTRUED IN ACCORDANCE WITH, AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

          This Amendment Addendum may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page hereof by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment Addendum to be duly executed and delivered by their proper and duly authorized officers as of the date of the Amendment first set forth above.

                                        [                                     ],
                                         -------------------------------------
                                        as a Lender


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        [If second signature is necessary:]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------